EXHIBIT 99.1

                              MAMMATECH CORPORATION

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mammatech Corporation (the Company") on Form 10-Q for the period ended February 28,2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Henry S. Pennypacker, President and Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:  /s/  Henry S. Pennypacker              Dated: May 14, 2003
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          Henry S. Pennypacker
          President, Chief Executive Officer


         This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.